Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Edward S. Wozniak, as his or her attorney-in-fact and agent, with full power of substitution, for him or her in any and all capacities, hereby giving and granting to said attorney-in-fact and agent full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact and agent may or shall lawfully do, or cause to be done, in connection with the proposed filing by Galyan's Trading Company Inc., an Indiana corporation, with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, of an annual report on Form 10-K for the fiscal year ended February 2, 2002, including but not limited to, such full power and authority to do the following: (i) execute and file such annual report, (ii) execute and file any amendment or amendments thereto, (iii) receive and respond to comments from the Securities and Exchange Commission related in any way to such annual report or any amendment or amendments thereto, and (iv) execute and deliver any and all certificates, instruments or other documents related to the matters enumerated above, as the attorney-in-fact in his sole discretion deems appropriate.

This power of attorney has been duly executed below by the following persons in the capacities indicated on this 16th day of April, 2002.

GALYAN'S TRADING COMPANY, INC.

   /s/ Norman S. Matthews
-----------------------------
     Norman S. Matthews                     Director

   /s/ Byron E. Allumbaugh
-----------------------------
     Byron E. Allumbaugh                    Director

   /s/ Frank J. Belatti
-----------------------------
     Frank J. Belatti                       Director

  /s/ Stuart B. Burgdoerfer
-----------------------------
     Stuart B. Burgdoerfer                  Director

   /s/ Timothy J. Faber
-----------------------------
     Timothy J. Faber                       Director

   /s/ Todd W. Halloran
-----------------------------
     Todd W. Halloran                       Director

  /s/ George M. Mrkonic, Jr.
-----------------------------
     George M. Mrkonic, Jr.                 Director

     /s/ John M. Roth
-----------------------------
       John M. Roth                         Director

   /s/ Stephanie M. Shern
-----------------------------
     Stephanie M. Shern                     Director

    /s/ Ronald P. Spogli
-----------------------------
      Ronald P. Spogli                      Director

    /s/ Peter Starrett
-----------------------------
      Peter Starrett                        Director